Exhibit 99.1



                    STATEMENT PURSUANT TO
                   18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Media and Entertainment.com, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Benedict L. Paglia, Chief Executive and
Financial Officer of the Company, certify, pursuant to 18
U.S.C.  1350, as adopted pursuant to  906 of the Sarbanes-
Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of
1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 20, 2003            By:  /s/  Benedict L. Paglia
                                   ------------------------
                                   Benedict L. Paglia
                                   Chief Executive and
                                   Financial Officer

     A signed original of this written statement required by
Section 906 has been provided to Media and Entertainment.com, Inc. and will be retained by Media and Entertainment.com, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.